Exhibit 99.2

Investor Supplement
Fourth Quarter 2013
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 32.

Kemper Corporation
Investor Supplement
Fourth Quarter 2013
Table of Contents

Page
Consolidated Financial Highlights	3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Consolidated Statements of Cash Flows	6 - 7
Capital Metrics	8
Debt Outstanding and Ratings	9
Segment Revenues	10
Segment Operating Results	11 - 12
Kemper Preferred Segment	13 - 14
Kemper Specialty Segment	15 - 16
Kemper Direct Segment	17 - 18
Life and Health Insurance Segment	19
Catastrophe Frequency and Severity	20
Combined Property and Casualty Operations:
Results of Operations	21
Product Line Premiums and Incurred Losses and LAE:
Personal Automobile	22
Commercial Automobile	23
Total Automobile	24
Homeowners	25
Other Personal Lines	26
Investment Performance	27
Invested Assets	28
Investment Concentration	29
Municipal Bond Securities	30
Investments in Limited Liability Companies and Limited Partnerships	31
Definitions of Non-GAAP Financial Measures	32-33

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
For Period Ended
Earned Premiums	$495.6	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$2,025.8	$2,107.1
Net Investment Income	76.9	82.4	74.6	80.8	72.9	70.4	75.2	77.4	314.7	295.9
Net Investment Gains and Other Income	13.5	45.8	1.5	25.2	2.9	47.9	3.9	4.6	86.0	59.3
Total Revenues	$586.0	$635.7	$588.9	$615.9	$596.6	$645.6	$608.9	$611.2	$2,426.5	$2,462.3

Consolidated Net Operating Income (Loss)[1]	$46.3	$38.9	$31.7	$42.3	$(3.4)	$24.6	$(0.8)	$33.4	$159.2	$53.8
Income (Loss) from Continuing Operations	$54.8	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$214.5	$91.8
Net Income	$55.2	$70.1	$34.0	$58.4	$1.9	$55.6	$2.3	$43.6	$217.7	$103.4

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$0.83	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.56	$2.79	$0.91
Income (Loss) from Continuing Operations	$0.98	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$3.75	$1.55
Net Income	$0.99	$1.24	$0.59	$1.00	$0.03	$0.95	$0.04	$0.73	$3.81	$1.75
Diluted:
Consolidated Net Operating Income (Loss)[1]	$0.83	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.55	$2.78	$0.91
Income (Loss) from Continuing Operations	$0.98	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.60	$3.74	$1.54
Net Income	$0.99	$1.23	$0.59	$1.00	$0.03	$0.95	$0.04	$0.72	$3.80	$1.74

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96

At Period End
Total Assets	$7,656.4	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Insurance Reserves	$4,061.0	$4,086.1	$4,108.6	$4,117.1	$4,132.2	$4,131.6	$4,140.8	$4,119.2
Notes Payable	$606.9	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	$2,051.5	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Shareholders’ Equity Excluding Goodwill	$1,739.7	$1,697.3	$1,693.2	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Common Shares Issued and Outstanding (In Millions)	55.653	56.025	57.061	58.322	58.454	58.353	59.000	59.723
Book Value Per Share[2]	$36.86	$35.86	$35.14	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill[1,2]	$31.26	$30.30	$29.67	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$34.49	$32.93	$31.91	$31.55	$30.62	$31.19	$30.19	$30.40
Debt to Total Capitalization[2]	22.8%	23.2%	23.4%	22.0%	22.0%	21.7%	22.1%	22.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	10.5%	7.8%	7.0%	5.5%	4.8%	5.9%	3.4%	3.2%

[1] Non-GAAP Measure. See page 32 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Revenues:
Earned Premiums	$495.6	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$2,025.8	$2,107.1
Net Investment Income	76.9	82.4	74.6	80.8	72.9	70.4	75.2	77.4	314.7	295.9
Other Income	0.3	0.1	0.2	0.2	0.2	0.2	0.2	0.2	0.8	0.8
Net Realized Gains on Sales of Investments	20.8	49.1	2.3	26.9	5.5	50.9	4.1	4.9	99.1	65.4
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(7.6)	(3.5)	(2.3)	(2.4)	(3.1)	(3.2)	(0.4)	(0.5)	(15.8)	(7.2)
Portion of Losses Recognized in Other Comprehensive Income	—	0.1	1.3	0.5	0.3	—	—	—	1.9	0.3
Net Impairment Losses Recognized in Earnings	(7.6)	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(13.9)	(6.9)
Total Revenues	586.0	635.7	588.9	615.9	596.6	645.6	608.9	611.2	2,426.5	2,462.3
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	315.5	338.3	354.2	349.2	413.0	368.7	423.8	376.6	1,357.2	1,582.1
Insurance Expenses	162.9	170.1	163.1	158.3	169.5	172.7	167.7	162.4	654.4	672.3
Interest and Other Expenses	26.2	25.3	25.2	23.8	20.1	22.7	20.9	21.8	100.5	85.5
Total Expenses	504.6	533.7	542.5	531.3	602.6	564.1	612.4	560.8	2,112.1	2,339.9
Income (Loss) from Continuing Operations before Income Taxes	81.4	102.0	46.4	84.6	(6.0)	81.5	(3.5)	50.4	314.4	122.4
Income Tax Benefit (Expense)	(26.6)	(33.4)	(13.9)	(26.0)	4.3	(25.9)	5.1	(14.1)	(99.9)	(30.6)
Income (Loss) from Continuing Operations	54.8	68.6	32.5	58.6	(1.7)	55.6	1.6	36.3	214.5	91.8
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	0.6	2.2	2.5	(0.4)	5.7	(0.1)	1.0	12.3	4.9	18.9
Income Tax Benefit (Expense)	(0.2)	(0.7)	(1.0)	0.2	(2.1)	0.1	(0.3)	(5.0)	(1.7)	(7.3)
Income (Loss) from Discontinued Operations	0.4	1.5	1.5	(0.2)	3.6	—	0.7	7.3	3.2	11.6
Net Income	$55.2	$70.1	$34.0	$58.4	$1.9	$55.6	$2.3	$43.6	$217.7	$103.4
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.98	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$3.75	$1.55
Diluted	$0.98	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.60	$3.74	$1.54
Net Income Per Unrestricted Share:
Basic	$0.99	$1.24	$0.59	$1.00	$0.03	$0.95	$0.04	$0.73	$3.81	$1.75
Diluted	$0.99	$1.23	$0.59	$1.00	$0.03	$0.95	$0.04	$0.72	$3.80	$1.74
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96
Weighted Average Unrestricted Common Shares Outstanding	55.412	56.366	57.519	58.131	58.067	58.300	59.197	59.866	56.857	58.857

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Assets:
Investments:
Fixed Maturities at Fair Value	$4,575.0	$4,645.0	$4,701.1	$4,856.5	$4,860.2	$4,725.6	$4,766.7	$4,787.7
Equity Securities at Fair Value	598.5	567.4	545.0	554.1	521.9	545.7	470.2	429.6
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	245.1	231.4	241.7	248.1	253.0	267.3	283.9	311.7
Short-term Investments at Cost	284.7	286.8	239.3	362.8	327.5	297.3	272.7	364.2
Other Investments	448.0	446.2	496.0	494.8	497.5	500.1	500.3	499.0
Total Investments	6,151.3	6,176.8	6,223.1	6,516.3	6,460.1	6,336.0	6,293.8	6,392.2
Cash	66.5	76.1	69.5	97.5	96.3	318.7	249.5	128.7
Receivable from Policyholders	331.6	354.2	357.5	363.2	369.3	385.6	374.7	378.4
Other Receivables	193.1	203.9	206.2	202.7	206.1	207.6	207.0	210.5
Deferred Policy Acquisition Costs	302.9	308.5	308.4	304.5	303.4	306.8	303.5	297.9
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	31.8	61.6	85.7	—	5.4	0.1	9.8	—
Other Assets	267.4	253.0	258.6	260.2	256.7	254.2	256.7	250.9
Total Assets	$7,656.4	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,217.5	$3,201.5	$3,189.6	$3,174.8	$3,161.6	$3,149.8	$3,130.6	$3,117.8
Property and Casualty	843.5	884.6	919.0	942.3	970.6	981.8	1,010.2	1,001.4
Total Insurance Reserves	4,061.0	4,086.1	4,108.6	4,117.1	4,132.2	4,131.6	4,140.8	4,119.2
Unearned Premiums	598.9	635.3	640.3	646.8	650.9	674.3	665.5	668.3
Liabilities for Income Taxes	8.3	6.6	6.5	25.8	21.5	59.1	24.7	18.2
Notes Payable at Amortized Cost	606.9	606.7	611.9	611.6	611.4	611.2	611.0	610.8
Accrued Expenses and Other Liabilities	329.8	402.1	448.5	482.5	431.4	440.1	416.1	422.1
Total Liabilities	5,604.9	5,736.8	5,815.8	5,883.8	5,847.4	5,916.3	5,858.1	5,838.6
Shareholders’ Equity:
Common Stock	5.6	5.6	5.7	5.8	5.8	5.8	5.9	6.0
Paid-in Capital	694.8	698.0	709.1	722.5	725.0	722.8	729.7	737.5
Retained Earnings	1,215.8	1,184.4	1,151.7	1,158.0	1,118.2	1,130.8	1,101.6	1,126.2
Accumulated Other Comprehensive Income	135.3	121.1	138.5	286.1	312.7	345.1	311.5	262.1
Total Shareholders’ Equity	2,051.5	2,009.1	2,005.0	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Liabilities and Shareholders’ Equity	$7,656.4	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Operating Activities:
Net Income	$217.7	$103.4	$74.5
Adjustments to Reconcile Net Income to Net Cash Provided (Used) by Operating Activities:
Decrease (Increase) in Deferred Policy Acquisition Costs	0.5	(9.4)	(7.8)
Amortization of Life Insurance in Force Acquired and Customer Relationships Acquired	8.3	8.0	11.4
Equity in Earnings of Equity Method Limited Liability Investments	(26.4)	(9.3)	(9.6)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	15.4	15.4	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	16.2	15.2	16.0
Net Realized Gains on Sales of Investments	(99.1)	(65.4)	(34.1)
Net Impairment Losses Recognized in Earnings	13.9	6.9	11.3
Net Gain on Sale of Portfolio of Automobile Loan Receivables	—	(12.9)	(4.5)
Benefit for Loan Losses	—	(2.0)	(42.0)
Depreciation of Property and Equipment	17.4	15.3	10.9
Impairment of P&C Customer Relationships Acquired	—	—	13.5
Decrease (Increase) in Other Receivables	43.5	13.9	(0.2)
Decrease in Insurance Reserves	(72.5)	(1.1)	(52.1)
Decrease in Unearned Premiums	(52.0)	(15.2)	(12.4)
Change in Income Taxes	57.9	(14.9)	17.2
Decrease in Accrued Expenses and Other Liabilities	(54.8)	(15.6)	(47.5)
Other, Net	36.1	33.4	30.4
Net Cash Provided (Used) by Operating Activities (Carryforward to page 7)	122.1	65.7	(25.0)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Net Cash Provided (Used) by Operating Activities (Carryforward from page 6)	122.1	65.7	(25.0)
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	664.4	914.4	650.3
Purchases of Fixed Maturities	(744.5)	(872.6)	(663.4)
Sales of Equity Securities	182.1	70.8	248.3
Purchases of Equity Securities	(213.4)	(137.7)	(199.2)
Sales of and Return of Investment of Equity Method Limited Liability Investments	31.3	56.0	57.0
Acquisitions of Equity Method Limited Liability Investments	(20.5)	(31.0)	(25.7)
Decrease (Increase) in Short-term Investments	41.8	(80.0)	155.5
Acquisition and Improvements of Investment Real Estate	(5.4)	(5.5)	(6.4)
Sales of Investment Real Estate	102.7	6.0	0.3
Increase in Other Investments	(9.1)	(12.4)	(15.6)
Acquisition of Software	(15.2)	(26.5)	(23.2)
Disposition of Business, Net of Cash Disposed	3.8	—	—
Net Proceeds from Sale of Portfolio of Automobile Loan Receivables	—	16.7	220.7
Receipts from Automobile Loan Receivables	—	2.0	166.5
Other, Net	(13.2)	(6.4)	(0.5)
Net Cash Provided (Used) by Investing Activities	4.8	(106.2)	564.6
Financing Activities:
Repayments of Certificates of Deposits	—	—	(321.8)
Proceeds from Issuance of Notes Payable	—	—	95.0
Repayments of Notes Payable	(5.5)	—	(95.0)
Common Stock Repurchases	(100.4)	(60.7)	(27.4)
Cash Dividends Paid to Shareholders	(54.9)	(56.9)	(58.2)
Cash Exercise of Stock Options	1.7	1.3	0.2
Excess Tax Benefits from Share-based Awards	1.3	0.5	0.2
Other, Net	1.1	1.4	1.4
Net Cash Used by Financing Activities	(156.7)	(114.4)	(405.6)
Increase (Decrease) in Cash	(29.8)	(154.9)	134.0
Cash, Beginning of Year	96.3	251.2	117.2
Cash, End of Period	$66.5	$96.3	$251.2

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Book Value Per Share
Numerator
Shareholders’ Equity	$2,051.5	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,739.7	$1,697.3	$1,693.2	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Shareholders’ Equity	$2,051.5	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Net Unrealized Gains on Fixed Maturities	(132.2)	(164.0)	(184.2)	(332.4)	(371.8)	(384.5)	(367.4)	(316.3)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,919.3	$1,845.1	$1,820.8	$1,840.0	$1,789.9	$1,820.0	$1,781.3	$1,815.5
Denominator
Common Shares Issued and Outstanding	55.653	56.025	57.061	58.322	58.454	58.353	59.000	59.723
Book Value Per Share	$36.86	$35.86	$35.14	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill	$31.26	$30.30	$29.67	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Unrealized on Fixed Maturities	$34.49	$32.93	$31.91	$31.55	$30.62	$31.19	$30.19	$30.40

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$217.7	$164.4	$149.9	$118.2	$103.4	$125.8	$72.2	$66.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,079.9	$2,110.5	$2,138.5	$2,163.8	$2,152.7	$2,144.6	$2,111.8	$2,086.8
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	10.5%	7.8%	7.0%	5.5%	4.8%	5.9%	3.4%	3.2%

Debt and Total Capitalization
Debt	$606.9	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	2,051.5	2,009.1	2,005.0	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Capitalization	$2,658.4	$2,615.8	$2,616.9	$2,784.0	$2,773.1	$2,815.7	$2,759.7	$2,742.6
Ratio of Debt to Shareholders’ Equity	29.6%	30.2%	30.5%	28.2%	28.3%	27.7%	28.4%	28.7%
Ratio of Debt to Total Capitalization	22.8%	23.2%	23.4%	22.0%	22.0%	21.7%	22.1%	22.3%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$156.7	$152.6	$124.3	$187.4	$190.2	$214.7	$163.2	$188.9
Borrowings Available Under Credit Agreement	225.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0
Parent Company Liquidity	$381.7	$477.6	$449.3	$512.4	$515.2	$539.7	$488.2	$513.9

Capital Returned to Shareholders
Common Stock Repurchased	$15.2	$36.3	$42.4	$6.5	$—	$20.0	$21.5	$19.2
Cash Dividends Paid	13.4	13.6	13.9	14.0	14.0	14.1	14.3	14.5
Total Capital Returned to Shareholders	$28.6	$49.9	$56.3	$20.5	$14.0	$34.1	$35.8	$33.7

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	357.9	357.8	357.6	357.4	357.3	357.2	357.1	356.9
6.00% Senior Notes due November 30, 2015	249.0	248.9	248.8	248.7	248.6	248.5	248.3	248.3
Mortgage Note Payable at Amortized Cost	—	—	5.5	5.5	5.5	5.5	5.6	5.6
Notes Payable at Amortized Cost	$606.9	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Revenues:
Kemper Preferred:
Earned Premiums	$215.5	$220.5	$221.5	$219.2	$223.5	$222.9	$218.0	$215.0	$876.7	$879.4
Net Investment Income	14.3	13.2	13.2	15.0	11.4	10.8	11.9	10.9	55.7	45.0
Other Income	—	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.4
Total Kemper Preferred	229.8	233.8	234.7	234.3	235.0	233.8	230.0	226.0	932.6	924.8
Kemper Specialty:
Earned Premiums	94.9	98.1	100.6	99.2	102.5	103.9	106.6	106.8	392.8	419.8
Net Investment Income	5.4	5.0	5.1	6.3	4.6	4.5	4.7	5.2	21.8	19.0
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	—	0.3	0.3
Total Kemper Specialty	100.4	103.1	105.8	105.6	107.2	108.5	111.4	112.0	414.9	439.1
Kemper Direct:
Earned Premiums	27.8	30.1	31.8	33.7	36.8	40.3	43.9	47.0	123.4	168.0
Net Investment Income	3.3	3.1	3.2	3.8	3.2	3.4	3.7	3.6	13.4	13.9
Total Kemper Direct	31.1	33.2	35.0	37.5	40.0	43.7	47.6	50.6	136.8	181.9
Life and Health Insurance:
Earned Premiums	157.4	158.8	158.9	157.8	158.0	160.2	161.3	160.4	632.9	639.9
Net Investment Income	50.6	56.5	49.8	53.0	50.8	48.1	49.7	55.7	209.9	204.3
Other Income	0.1	—	0.1	—	—	—	—	0.1	0.2	0.1
Total Life and Health Insurance	208.1	215.3	208.8	210.8	208.8	208.3	211.0	216.2	843.0	844.3
Total Segment Revenues	569.4	585.4	584.3	588.2	591.0	594.3	600.0	604.8	2,327.3	2,390.1
Net Realized Gains on Sales of Investments	20.8	49.1	2.3	26.9	5.5	50.9	4.1	4.9	99.1	65.4
Net Impairment Losses Recognized in Earnings	(7.6)	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(13.9)	(6.9)
Other	3.4	4.6	3.3	2.7	2.9	3.6	5.2	2.0	14.0	13.7
Total Revenues	$586.0	$635.7	$588.9	$615.9	$596.6	$645.6	$608.9	$611.2	$2,426.5	$2,462.3

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Segment Operating Profit (Loss):
Kemper Preferred	$32.7	$14.9	$13.7	$26.4	$(32.4)	$10.4	$(19.1)	$13.1	$87.7	$(28.0)
Kemper Specialty	0.6	7.2	0.3	4.2	(5.3)	3.2	(5.6)	4.9	12.3	(2.8)
Kemper Direct	8.3	10.1	11.6	9.6	2.1	1.6	(5.5)	(3.0)	39.6	(4.8)
Life and Health	38.6	35.2	31.2	31.9	37.7	29.4	30.3	43.0	136.9	140.4
Total Segment Operating Profit	80.2	67.4	56.8	72.1	2.1	44.6	0.1	58.0	276.5	104.8
Corporate and Other Operating Loss	(12.0)	(11.1)	(11.7)	(12.5)	(10.8)	(10.8)	(7.3)	(12.0)	(47.3)	(40.9)
Total Operating Profit (Loss)	68.2	56.3	45.1	59.6	(8.7)	33.8	(7.2)	46.0	229.2	63.9
Net Realized Gains on Sales of Investments	20.8	49.1	2.3	26.9	5.5	50.9	4.1	4.9	99.1	65.4
Net Impairment Losses Recognized in Earnings	(7.6)	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(13.9)	(6.9)
Income (Loss) from Continuing Operations before Income Taxes	$81.4	$102.0	$46.4	$84.6	$(6.0)	$81.5	$(3.5)	$50.4	$314.4	$122.4
Segment Net Operating Income (Loss):
Kemper Preferred	$22.6	$11.2	$10.5	$18.8	$(19.7)	$8.4	$(10.3)	$10.4	$63.1	$(11.2)
Kemper Specialty	0.9	5.3	0.7	3.5	(2.8)	2.7	(2.8)	4.1	10.4	1.2
Kemper Direct	5.6	6.9	7.9	6.7	1.8	1.5	(2.9)	(1.3)	27.1	(0.9)
Life and Health	24.9	22.9	20.3	21.2	24.3	19.2	19.5	27.8	89.3	90.8
Total Segment Net Operating Income	54.0	46.3	39.4	50.2	3.6	31.8	3.5	41.0	189.9	79.9
Corporate and Other Net Operating Loss	(7.7)	(7.4)	(7.7)	(7.9)	(7.0)	(7.2)	(4.3)	(7.6)	(30.7)	(26.1)
Consolidated Operating Income (Loss)	46.3	38.9	31.7	42.3	(3.4)	24.6	(0.8)	33.4	159.2	53.8
Unallocated Net Income (Loss) From:
Net Realized Gains on Sales of Investments	13.5	31.9	1.5	17.5	3.6	33.0	2.7	3.2	64.4	42.5
Net Impairment Losses Recognized in Earnings	(5.0)	(2.2)	(0.7)	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)	(9.1)	(4.5)
Income (Loss) from Continuing Operations	$54.8	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$214.5	$91.8

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Earned Premiums by Product:
Life	$97.8	$98.4	$98.6	$97.9	$97.4	$98.4	$99.1	$98.5	$392.7	$393.4
Accident and Health	40.2	40.7	40.3	40.2	41.0	41.3	41.4	41.5	161.4	165.2
Property and Casualty:
Personal Lines:
Automobile	229.7	239.1	244.6	245.7	255.5	261.3	265.6	267.7	959.1	1,050.1
Homeowners	81.4	82.3	82.1	80.4	81.4	80.8	78.7	77.1	326.2	318.0
Other Personal	32.9	33.5	34.1	33.6	33.7	34.5	34.5	34.2	134.1	136.9
Total Personal Lines	344.0	354.9	360.8	359.7	370.6	376.6	378.8	379.0	1,419.4	1,505.0
Commercial Automobile	13.6	13.5	13.1	12.1	11.8	11.0	10.5	10.2	52.3	43.5
Total Earned Premiums	$495.6	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$2,025.8	$2,107.1
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liability Companies	$3.1	$2.1	$1.4	$3.5	$1.3	$0.5	$0.8	$1.4	$10.1	$4.0
All Other Net Investment Income	11.2	11.1	11.8	11.5	10.1	10.3	11.1	9.5	45.6	41.0
Net Investment Income	14.3	13.2	13.2	15.0	11.4	10.8	11.9	10.9	55.7	45.0
Kemper Specialty:
Equity Method Limited Liability Companies	1.2	0.8	0.6	1.4	0.5	0.3	0.3	0.6	4.0	1.7
All Other Net Investment Income	4.2	4.2	4.5	4.9	4.1	4.2	4.4	4.6	17.8	17.3
Net Investment Income	5.4	5.0	5.1	6.3	4.6	4.5	4.7	5.2	21.8	19.0
Kemper Direct:
Equity Method Limited Liability Companies	0.7	0.5	0.3	0.9	0.5	0.1	0.2	0.5	2.4	1.3
All Other Net Investment Income	2.6	2.6	2.9	2.9	2.7	3.3	3.5	3.1	11.0	12.6
Net Investment Income	3.3	3.1	3.2	3.8	3.2	3.4	3.7	3.6	13.4	13.9
Life and Health Insurance:
Equity Method Limited Liability Companies	1.2	3.8	1.1	2.3	(0.3)	(1.5)	(0.3)	3.9	8.4	1.8
All Other Net Investment Income	49.4	52.7	48.7	50.7	51.1	49.6	50.0	51.8	201.5	202.5
Net Investment Income	50.6	56.5	49.8	53.0	50.8	48.1	49.7	55.7	209.9	204.3
Total Segment Net Investment Income	73.6	77.8	71.3	78.1	70.0	66.8	70.0	75.4	300.8	282.2
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	0.3	0.5	0.2	0.5	0.2	—	0.1	0.3	1.5	0.6
All Other Net Investment Income	3.0	4.1	3.1	2.2	2.7	3.6	5.1	1.7	12.4	13.1
Unallocated Net Investment Income	3.3	4.6	3.3	2.7	2.9	3.6	5.2	2.0	13.9	13.7
Net Investment Income	$76.9	$82.4	$74.6	$80.8	$72.9	$70.4	$75.2	$77.4	$314.7	$295.9

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$193.2	$222.5	$226.3	$205.8	$213.8	$237.9	$233.0	$207.0	$847.8	$891.7
Earned Premiums:
Automobile	$122.5	$126.5	$127.5	$127.1	$130.4	$130.5	$128.0	$126.6	$503.6	$515.5
Homeowners	79.5	80.2	80.0	78.2	79.1	78.4	76.3	74.7	317.9	308.5
Other Personal	13.5	13.8	14.0	13.9	14.0	14.0	13.7	13.7	55.2	55.4
Total Earned Premiums	215.5	220.5	221.5	219.2	223.5	222.9	218.0	215.0	876.7	879.4
Net Investment Income	14.3	13.2	13.2	15.0	11.4	10.8	11.9	10.9	55.7	45.0
Other Income	—	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.4
Total Revenues	229.8	233.8	234.7	234.3	235.0	233.8	230.0	226.0	932.6	924.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	137.4	148.9	144.6	147.9	159.6	154.0	149.8	145.0	578.8	608.4
Catastrophe Losses and LAE	2.1	9.7	22.3	7.0	42.7	9.4	44.8	8.5	41.1	105.4
Prior Years:
Non-catastrophe Losses and LAE	(2.2)	(1.5)	(5.1)	(6.8)	4.5	(0.8)	(1.7)	(0.6)	(15.6)	1.4
Catastrophe Losses and LAE	(4.0)	(1.6)	(4.9)	(1.4)	(0.2)	(1.6)	(4.1)	(0.3)	(11.9)	(6.2)
Total Incurred Losses and LAE	133.3	155.5	156.9	146.7	206.6	161.0	188.8	152.6	592.4	709.0
Insurance Expenses	63.8	63.4	64.1	61.2	60.8	62.4	60.3	60.3	252.5	243.8
Operating Profit (Loss)	32.7	14.9	13.7	26.4	(32.4)	10.4	(19.1)	13.1	87.7	(28.0)
Income Tax Benefit (Expense)	(10.1)	(3.7)	(3.2)	(7.6)	12.7	(2.0)	8.8	(2.7)	(24.6)	16.8
Segment Net Operating Income (Loss)	$22.6	$11.2	$10.5	$18.8	$(19.7)	$8.4	$(10.3)	$10.4	$63.1	$(11.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	63.8%	67.5%	65.2%	67.4%	71.4%	69.1%	68.7%	67.4%	66.1%	69.1%
Current Year Catastrophe Losses and LAE Ratio	1.0	4.4	10.1	3.2	19.1	4.2	20.6	4.0	4.7	12.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(0.7)	(2.3)	(3.1)	2.0	(0.4)	(0.8)	(0.3)	(1.8)	0.2
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	(0.7)	(2.2)	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)	(1.4)	(0.7)
Total Incurred Loss and LAE Ratio	61.9	70.5	70.8	66.9	92.4	72.2	86.6	71.0	67.6	80.6
Incurred Expense Ratio	29.6	28.8	28.9	27.9	27.2	28.0	27.7	28.0	28.8	27.7
Combined Ratio	91.5%	99.3%	99.7%	94.8%	119.6%	100.2%	114.3%	99.0%	96.4%	108.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	63.8%	67.5%	65.2%	67.4%	71.4%	69.1%	68.7%	67.4%	66.1%	69.1%
Incurred Expense Ratio	29.6	28.8	28.9	27.9	27.2	28.0	27.7	28.0	28.8	27.7
Underlying Combined Ratio	93.4%	96.3%	94.1%	95.3%	98.6%	97.1%	96.4%	95.4%	94.9%	96.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	93.4%	96.3%	94.1%	95.3%	98.6%	97.1%	96.4%	95.4%	94.9%	96.8%
Current Year Catastrophe Losses and LAE Ratio	1.0	4.4	10.1	3.2	19.1	4.2	20.6	4.0	4.7	12.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(0.7)	(2.3)	(3.1)	2.0	(0.4)	(0.8)	(0.3)	(1.8)	0.2
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	(0.7)	(2.2)	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)	(1.4)	(0.7)
Combined Ratio as Reported	91.5%	99.3%	99.7%	94.8%	119.6%	100.2%	114.3%	99.0%	96.4%	108.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$276.7	$279.2	$278.5	$281.0	$287.6	$274.2	$272.3	$273.2
Homeowners	97.9	115.5	119.8	120.5	123.7	116.0	124.0	106.6
Other Personal	38.2	38.6	38.1	41.7	41.0	38.5	38.4	36.0
Insurance Reserves	$412.8	$433.3	$436.4	$443.2	$452.3	$428.7	$434.7	$415.8
Insurance Reserves:
Loss Reserves:
Case	$259.2	$270.9	$274.4	$279.9	$284.7	$267.0	$265.6	$260.3
Incurred but Not Reported	97.4	103.8	101.8	102.5	105.5	100.0	107.0	92.7
Total Loss Reserves	356.6	374.7	376.2	382.4	390.2	367.0	372.6	353.0
LAE Reserves	56.2	58.6	60.2	60.8	62.1	61.7	62.1	62.8
Insurance Reserves	$412.8	$433.3	$436.4	$443.2	$452.3	$428.7	$434.7	$415.8

Kemper Corporation Kemper Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$84.6	$95.0	$95.1	$108.4	$94.9	$103.9	$98.6	$117.7	$383.1	$415.1
Earned Premiums:
Personal Automobile	$81.3	$84.6	$87.5	$87.1	$90.7	$92.9	$96.1	$96.6	$340.5	$376.3
Commercial Automobile	13.6	13.5	13.1	12.1	11.8	11.0	10.5	10.2	52.3	43.5
Total Earned Premiums	94.9	98.1	100.6	99.2	102.5	103.9	106.6	106.8	392.8	419.8
Net Investment Income	5.4	5.0	5.1	6.3	4.6	4.5	4.7	5.2	21.8	19.0
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	—	0.3	0.3
Total Revenues	100.4	103.1	105.8	105.6	107.2	108.5	111.4	112.0	414.9	439.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	80.1	76.5	80.3	78.7	88.5	84.2	89.0	86.2	315.6	347.9
Catastrophe Losses and LAE	(0.1)	0.3	2.4	1.1	0.1	0.9	3.7	0.1	3.7	4.8
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	(3.0)	0.6	0.6	0.1	(2.9)	1.4	(1.0)	(4.9)	(2.4)
Catastrophe Losses and LAE	—	(0.1)	—	0.1	—	—	—	0.1	—	0.1
Total Incurred Losses and LAE	76.9	73.7	83.3	80.5	88.7	82.2	94.1	85.4	314.4	350.4
Insurance Expenses	22.9	22.2	22.2	20.9	23.8	23.1	22.9	21.7	88.2	91.5
Operating Profit (Loss)	0.6	7.2	0.3	4.2	(5.3)	3.2	(5.6)	4.9	12.3	(2.8)
Income Tax Benefit (Expense)	0.3	(1.9)	0.4	(0.7)	2.5	(0.5)	2.8	(0.8)	(1.9)	4.0
Segment Net Operating Income (Loss)	$0.9	$5.3	$0.7	$3.5	$(2.8)	$2.7	$(2.8)	$4.1	$10.4	$1.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.4%	78.0%	79.8%	79.3%	86.3%	81.0%	83.5%	80.7%	80.3%	83.0%
Current Year Catastrophe Losses and LAE Ratio	(0.1)	0.3	2.4	1.1	0.1	0.9	3.5	0.1	0.9	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	(3.3)	(3.1)	0.6	0.6	0.1	(2.8)	1.3	(0.9)	(1.2)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	81.0	75.1	82.8	81.1	86.5	79.1	88.3	80.0	80.0	83.5
Incurred Expense Ratio	24.1	22.6	22.1	21.1	23.2	22.2	21.5	20.3	22.5	21.8
Combined Ratio	105.1%	97.7%	104.9%	102.2%	109.7%	101.3%	109.8%	100.3%	102.5%	105.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	84.4%	78.0%	79.8%	79.3%	86.3%	81.0%	83.5%	80.7%	80.3%	83.0%
Incurred Expense Ratio	24.1	22.6	22.1	21.1	23.2	22.2	21.5	20.3	22.5	21.8
Underlying Combined Ratio	108.5%	100.6%	101.9%	100.4%	109.5%	103.2%	105.0%	101.0%	102.8%	104.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	108.5%	100.6%	101.9%	100.4%	109.5%	103.2%	105.0%	101.0%	102.8%	104.8%
Current Year Catastrophe Losses and LAE Ratio	(0.1)	0.3	2.4	1.1	0.1	0.9	3.5	0.1	0.9	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	(3.3)	(3.1)	0.6	0.6	0.1	(2.8)	1.3	(0.9)	(1.2)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	105.1%	97.7%	104.9%	102.2%	109.7%	101.3%	109.8%	100.3%	102.5%	105.3%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Personal Automobile	$140.5	$146.2	$156.6	$159.1	$164.8	$167.4	$171.6	$165.2
Commercial Automobile	49.3	49.3	49.3	44.6	43.9	40.8	43.2	46.7
Other	6.6	6.7	6.8	7.0	7.2	7.4	7.5	7.6
Insurance Reserves	$196.4	$202.2	$212.7	$210.7	$215.9	$215.6	$222.3	$219.5
Insurance Reserves:
Loss Reserves:
Case	$120.7	$123.4	$129.1	$126.0	$130.9	$132.7	$134.7	$131.0
Incurred but Not Reported	44.1	45.8	47.9	48.7	48.3	45.6	47.3	47.2
Total Loss Reserves	164.8	169.2	177.0	174.7	179.2	178.3	182.0	178.2
LAE Reserves	31.6	33.0	35.7	36.0	36.7	37.3	40.3	41.3
Insurance Reserves	$196.4	$202.2	$212.7	$210.7	$215.9	$215.6	$222.3	$219.5

Kemper Corporation Kemper Direct (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$25.1	$27.5	$27.5	$31.2	$31.8	$35.9	$35.7	$43.9	$111.3	$147.3
Earned Premiums:
Automobile	$25.9	$28.0	$29.6	$31.5	$34.4	$37.9	$41.5	$44.5	$115.0	$158.3
Homeowners	1.9	2.1	2.1	2.2	2.3	2.4	2.4	2.4	8.3	9.5
Other Personal	—	—	0.1	—	0.1	—	—	0.1	0.1	0.2
Total Earned Premiums	27.8	30.1	31.8	33.7	36.8	40.3	43.9	47.0	123.4	168.0
Net Investment Income	3.3	3.1	3.2	3.8	3.2	3.4	3.7	3.6	13.4	13.9
Total Revenues	31.1	33.2	35.0	37.5	40.0	43.7	47.6	50.6	136.8	181.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	20.2	19.7	21.4	24.5	27.5	33.8	37.9	39.8	85.8	139.0
Catastrophe Losses and LAE	0.1	0.4	1.2	0.6	3.5	0.4	2.3	2.1	2.3	8.3
Prior Years:
Non-catastrophe Losses and LAE	(5.8)	(5.7)	(7.7)	(5.8)	(6.2)	(5.3)	(2.1)	(3.9)	(25.0)	(17.5)
Catastrophe Losses and LAE	(0.1)	—	(0.3)	(0.2)	(0.1)	(0.1)	(0.1)	—	(0.6)	(0.3)
Total Incurred Losses and LAE	14.4	14.4	14.6	19.1	24.7	28.8	38.0	38.0	62.5	129.5
Insurance Expenses	8.4	8.7	8.8	8.8	13.2	13.3	15.1	15.6	34.7	57.2
Operating Profit (Loss)	8.3	10.1	11.6	9.6	2.1	1.6	(5.5)	(3.0)	39.6	(4.8)
Income Tax Benefit (Expense)	(2.7)	(3.2)	(3.7)	(2.9)	(0.3)	(0.1)	2.6	1.7	(12.5)	3.9
Segment Net Operating Income (Loss)	$5.6	$6.9	$7.9	$6.7	$1.8	$1.5	$(2.9)	$(1.3)	$27.1	$(0.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	72.7%	65.4%	67.2%	72.7%	74.7%	83.9%	86.4%	84.7%	69.5%	82.8%
Current Year Catastrophe Losses and LAE Ratio	0.4	1.3	3.8	1.8	9.5	1.0	5.2	4.5	1.9	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	(20.9)	(18.9)	(24.2)	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)	(20.3)	(10.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	—	(0.9)	(0.6)	(0.3)	(0.2)	(0.2)	—	(0.5)	(0.2)
Total Incurred Loss and LAE Ratio	51.8	47.8	45.9	56.7	67.1	71.5	86.6	80.9	50.6	77.1
Incurred Expense Ratio	30.2	28.9	27.7	26.1	35.9	33.0	34.4	33.2	28.1	34.0
Combined Ratio	82.0%	76.7%	73.6%	82.8%	103.0%	104.5%	121.0%	114.1%	78.7%	111.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	72.7%	65.4%	67.2%	72.7%	74.7%	83.9%	86.4%	84.7%	69.5%	82.8%
Incurred Expense Ratio	30.2	28.9	27.7	26.1	35.9	33.0	34.4	33.2	28.1	34.0
Underlying Combined Ratio	102.9%	94.3%	94.9%	98.8%	110.6%	116.9%	120.8%	117.9%	97.6%	116.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.9%	94.3%	94.9%	98.8%	110.6%	116.9%	120.8%	117.9%	97.6%	116.8%
Current Year Catastrophe Losses and LAE Ratio	0.4	1.3	3.8	1.8	9.5	1.0	5.2	4.5	1.9	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	(20.9)	(18.9)	(24.2)	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)	(20.3)	(10.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	—	(0.9)	(0.6)	(0.3)	(0.2)	(0.2)	—	(0.5)	(0.2)
Combined Ratio as Reported	82.0%	76.7%	73.6%	82.8%	103.0%	104.5%	121.0%	114.1%	78.7%	111.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$128.6	$140.2	$154.0	$164.6	$173.3	$191.7	$200.8	$208.1
Homeowners	2.0	2.7	2.8	1.9	2.7	4.3	4.9	5.1
Other Personal	2.8	1.8	2.0	1.6	1.8	2.0	2.7	2.7
Insurance Reserves	$133.4	$144.7	$158.8	$168.1	$177.8	$198.0	$208.4	$215.9
Insurance Reserves:
Loss Reserves:
Case	$91.3	$97.5	$105.5	$108.8	$115.4	$126.0	$131.5	$137.0
Incurred but Not Reported	27.5	30.9	34.9	39.0	39.7	46.8	50.5	51.5
Total Loss Reserves	118.8	128.4	140.4	147.8	155.1	172.8	182.0	188.5
LAE Reserves	14.6	16.3	18.4	20.3	22.7	25.2	26.4	27.4
Insurance Reserves	$133.4	$144.7	$158.8	$168.1	$177.8	$198.0	$208.4	$215.9

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Earned Premiums:
Life	$97.8	$98.4	$98.6	$97.9	$97.4	$98.4	$99.1	$98.5	$392.7	$393.4
Accident and Health	40.2	40.7	40.3	40.2	41.0	41.3	41.4	41.5	161.4	165.2
Property	19.4	19.7	20.0	19.7	19.6	20.5	20.8	20.4	78.8	81.3
Total Earned Premiums	157.4	158.8	158.9	157.8	158.0	160.2	161.3	160.4	632.9	639.9
Net Investment Income	50.6	56.5	49.8	53.0	50.8	48.1	49.7	55.7	209.9	204.3
Other Income	0.1	—	0.1	—	—	—	—	0.1	0.2	0.1
Total Revenues	208.1	215.3	208.8	210.8	208.8	208.3	211.0	216.2	843.0	844.3
Policyholders’ Benefits and Incurred Losses and LAE	91.0	94.6	99.4	102.9	92.9	96.7	102.9	100.6	387.9	393.1
Insurance Expenses	78.5	85.5	78.2	76.0	78.2	82.2	77.8	72.6	318.2	310.8
Operating Profit	38.6	35.2	31.2	31.9	37.7	29.4	30.3	43.0	136.9	140.4
Income Tax Expense	(13.7)	(12.3)	(10.9)	(10.7)	(13.4)	(10.2)	(10.8)	(15.2)	(47.6)	(49.6)
Segment Net Operating Income	$24.9	$22.9	$20.3	$21.2	$24.3	$19.2	$19.5	$27.8	$89.3	$90.8

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Future Policyholder Benefits	$3,157.7	$3,146.7	$3,133.3	$3,119.4	$3,103.1	$3,093.4	$3,078.1	$3,062.7
Incurred Losses and LAE Reserves:
Life	37.6	33.1	34.3	35.0	36.8	34.7	30.7	32.7
Accident and Health	22.2	21.7	22.0	20.4	21.7	21.7	21.8	22.4
Property	5.3	4.7	5.7	8.0	7.0	10.5	10.1	8.0
Total Incurred Losses and LAE Reserves	65.1	59.5	62.0	63.4	65.5	66.9	62.6	63.1
Insurance Reserves	$3,222.8	$3,206.2	$3,195.3	$3,182.8	$3,168.6	$3,160.3	$3,140.7	$3,125.8

Kemper Corporation Catastrophe Frequency and Severity (Unaudited)

CATASTROPHE LOSSES AND LAE
	Year Ended Dec 31, 2013				Year Ended Dec 31, 2012
	Consolidated		Combined P&C		Consolidated		Combined P&C
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	27	$44.3	28	$47.1	19	$25.6	19	$22.2
$5 - $10	1	6.4	—	—	5	39.4	5	37.0
$10 - $15	—	—	—	—	1	11.0	1	10.9
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	1	48.5	1	48.4
Total	28	$50.7	28	$47.1	26	$124.5	26	$118.5

SEGMENT CATASTROPHE LOSSES AND LAE
	Year Ended Dec 31, 2013
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	28	$41.1	21	$3.7	27	$2.3	15	$3.6
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	28	$41.1	21	$3.7	27	$2.3	15	$3.6

	Year Ended Dec 31, 2012
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	20	$27.7	19	$4.8	26	$8.3	18	$6.0
$5 - $10	4	33.7	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	1	44.0	—	—	—	—	—	—
Total	25	$105.4	19	$4.8	26	$8.3	18	$6.0

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$302.9	$345.0	$348.9	$345.4	$340.5	$377.7	$367.3	$368.6	$1,342.2	$1,454.1
Earned Premiums:
Personal:
Automobile	$229.7	$239.1	$244.6	$245.7	$255.5	$261.3	$265.6	$267.7	$959.1	$1,050.1
Homeowners	81.4	82.3	82.1	80.4	81.4	80.8	78.7	77.1	326.2	318.0
Other Personal	13.5	13.8	14.1	13.9	14.1	14.0	13.7	13.8	55.3	55.6
Total Personal	324.6	335.2	340.8	340.0	351.0	356.1	358.0	358.6	1,340.6	1,423.7
Commercial Automobile	13.6	13.5	13.1	12.1	11.8	11.0	10.5	10.2	52.3	43.5
Total Earned Premiums	338.2	348.7	353.9	352.1	362.8	367.1	368.5	368.8	1,392.9	1,467.2
Net Investment Income	23.0	21.3	21.5	25.1	19.2	18.7	20.3	19.7	90.9	77.9
Other Income	0.1	0.1	0.1	0.2	0.2	0.2	0.2	0.1	0.5	0.7
Total Revenues	361.3	370.1	375.5	377.4	382.2	386.0	389.0	388.6	1,484.3	1,545.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	237.7	245.1	246.3	251.1	275.6	272.0	276.7	271.0	980.2	1,095.3
Catastrophe Losses and LAE	2.1	10.4	25.9	8.7	46.3	10.7	50.8	10.7	47.1	118.5
Prior Years:
Non-catastrophe Losses and LAE	(11.1)	(10.2)	(12.2)	(12.0)	(1.6)	(9.0)	(2.4)	(5.5)	(45.5)	(18.5)
Catastrophe Losses and LAE	(4.1)	(1.7)	(5.2)	(1.5)	(0.3)	(1.7)	(4.2)	(0.2)	(12.5)	(6.4)
Total Incurred Losses and LAE	224.6	243.6	254.8	246.3	320.0	272.0	320.9	276.0	969.3	1,188.9
Insurance Expenses	95.1	94.3	95.1	90.9	97.8	98.8	98.3	97.6	375.4	392.5
Operating Profit (Loss)	41.6	32.2	25.6	40.2	(35.6)	15.2	(30.2)	15.0	139.6	(35.6)
Income Tax Benefit (Expense)	(12.5)	(8.8)	(6.5)	(11.2)	14.9	(2.6)	14.2	(1.8)	(39.0)	24.7
Segment Net Operating Income (Loss)	$29.1	$23.4	$19.1	$29.0	$(20.7)	$12.6	$(16.0)	$13.2	$100.6	$(10.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	70.3%	70.3%	69.6%	71.3%	75.9%	74.2%	75.1%	73.5%	70.4%	74.6%
Current Year Catastrophe Losses and LAE Ratio	0.6	3.0	7.3	2.5	12.8	2.9	13.8	2.9	3.4	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	(3.3)	(2.9)	(3.4)	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)	(3.3)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(0.5)	(1.5)	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)	(0.9)	(0.4)
Total Incurred Loss and LAE Ratio	66.4	69.9	72.0	70.0	88.2	74.1	87.1	74.8	69.6	81.0
Incurred Expense Ratio	28.1	27.0	26.9	25.8	27.0	26.9	26.7	26.5	27.0	26.8
Combined Ratio	94.5%	96.9%	98.9%	95.8%	115.2%	101.0%	113.8%	101.3%	96.6%	107.8%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	70.3%	70.3%	69.6%	71.3%	75.9%	74.2%	75.1%	73.5%	70.4%	74.6%
Incurred Expense Ratio	28.1	27.0	26.9	25.8	27.0	26.9	26.7	26.5	27.0	26.8
Underlying Combined Ratio	98.4%	97.3%	96.5%	97.1%	102.9%	101.1%	101.8%	100.0%	97.4%	101.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.4%	97.3%	96.5%	97.1%	102.9%	101.1%	101.8%	100.0%	97.4%	101.4%
Current Year Catastrophe Losses and LAE Ratio	0.6	3.0	7.3	2.5	12.8	2.9	13.8	2.9	3.4	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	(3.3)	(2.9)	(3.4)	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)	(3.3)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(0.5)	(1.5)	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)	(0.9)	(0.4)
Combined Ratio as Reported	94.5%	96.9%	98.9%	95.8%	115.2%	101.0%	113.8%	101.3%	96.6%	107.8%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Combined Property and Casualty Operations[1] Personal Automobile Premiums and Incurred Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$204.2	$232.9	$233.0	$244.1	$237.3	$262.1	$253.8	$271.9	$914.2	$1,025.1

Earned Premiums	$229.7	$239.1	$244.6	$245.7	$255.5	$261.3	$265.6	$267.7	$959.1	$1,050.1

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$189.5	$181.3	$184.0	$186.9	$214.9	$206.8	$212.6	$205.3	$741.7	$839.6
Catastrophe Losses and LAE	0.1	0.8	4.2	2.5	10.6	1.8	9.6	1.1	7.6	23.1
Prior Years:
Non-catastrophe Losses and LAE	(7.6)	(6.9)	(8.5)	(6.9)	(1.5)	(4.9)	4.4	4.1	(29.9)	2.1
Catastrophe Losses and LAE	0.1	(0.1)	(0.3)	0.1	—	0.1	(0.1)	—	(0.2)	—
Total Incurred Losses and LAE	$182.1	$175.1	$179.4	$182.6	$224.0	$203.8	$226.5	$210.5	$719.2	$864.8

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	82.6%	75.8%	75.2%	76.1%	84.2%	79.2%	80.0%	76.7%	77.3%	80.0%
Current Year Catastrophe Losses and LAE Ratio	—	0.3	1.7	1.0	4.1	0.7	3.6	0.4	0.8	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(3.3)	(2.9)	(3.5)	(2.8)	(0.6)	(1.9)	1.7	1.5	(3.1)	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	79.3%	73.2%	73.3%	74.3%	87.7%	78.0%	85.3%	78.6%	75.0%	82.4%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.

Kemper Corporation Combined Property and Casualty Operations[1] Commercial Automobile Premiums and Incurred Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$12.3	$12.7	$14.4	$14.3	$12.4	$12.3	$12.0	$11.5	$53.7	$48.2

Earned Premiums	$13.6	$13.5	$13.1	$12.1	$11.8	$11.0	$10.5	$10.2	$52.3	$43.5

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$10.6	$10.9	$12.8	$9.4	$10.9	$8.6	$7.3	$8.6	$43.7	$35.4
Catastrophe Losses and LAE	(0.1)	0.1	0.1	—	—	—	0.1	—	0.1	0.1
Prior Years:
Non-catastrophe Losses and LAE	(1.0)	(2.0)	(0.7)	0.7	0.2	(2.0)	(4.7)	(6.1)	(3.0)	(12.6)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	$9.5	$9.0	$12.2	$10.1	$11.1	$6.6	$2.7	$2.5	$40.8	$22.9

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.0%	80.8%	97.6%	77.7%	92.4%	78.2%	69.5%	84.3%	83.5%	81.4%
Current Year Catastrophe Losses and LAE Ratio	(0.7)	0.7	0.8	—	—	—	1.0	—	0.2	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(7.4)	(14.8)	(5.3)	5.8	1.7	(18.2)	(44.8)	(59.8)	(5.7)	(29.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	69.9%	66.7%	93.1%	83.5%	94.1%	60.0%	25.7%	24.5%	78.0%	52.6%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.

Kemper Corporation Combined Property and Casualty Operations[1] Total Automobile Premiums and Incurred Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$216.5	$245.6	$247.4	$258.4	$249.7	$274.4	$265.8	$283.4	$967.9	$1,073.3

Earned Premiums	$243.3	$252.6	$257.7	$257.8	$267.3	$272.3	$276.1	$277.9	$1,011.4	$1,093.6

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$200.1	$192.2	$196.8	$196.3	$225.8	$215.4	$219.9	$213.9	$785.4	$875.0
Catastrophe Losses and LAE	—	0.9	4.3	2.5	10.6	1.8	9.7	1.1	7.7	23.2
Prior Years:
Non-catastrophe Losses and LAE	(8.6)	(8.9)	(9.2)	(6.2)	(1.3)	(6.9)	(0.3)	(2.0)	(32.9)	(10.5)
Catastrophe Losses and LAE	0.1	(0.1)	(0.3)	0.1	—	0.1	(0.1)	—	(0.2)	—
Total Incurred Losses and LAE	$191.6	$184.1	$191.6	$192.7	$235.1	$210.4	$229.2	$213.0	$760.0	$887.7

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	82.3%	76.0%	76.4%	76.1%	84.5%	79.1%	79.6%	76.9%	77.6%	80.1%
Current Year Catastrophe Losses and LAE Ratio	—	0.4	1.7	1.0	4.0	0.7	3.5	0.4	0.8	2.1
Prior Years Non-catastrophe Losses and LAE Ratio	(3.5)	(3.5)	(3.6)	(2.4)	(0.5)	(2.5)	(0.1)	(0.7)	(3.3)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	78.8%	72.9%	74.4%	74.7%	88.0%	77.3%	83.0%	76.6%	75.1%	81.2%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.

Kemper Corporation Combined Property and Casualty Operations[1] Homeowners Premiums and Incurred Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$74.2	$85.4	$87.0	$74.3	$77.4	$88.6	$86.9	$72.4	$320.9	$325.3

Earned Premiums	$81.4	$82.3	$82.1	$80.4	$81.4	$80.8	$78.7	$77.1	$326.2	$318.0

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$30.9	$47.6	$43.1	$48.8	$43.1	$49.3	$50.2	$49.1	$170.4	$191.7
Catastrophe Losses and LAE	2.2	8.8	21.2	6.0	33.8	8.8	38.6	9.2	38.2	90.4
Prior Years:
Non-catastrophe Losses and LAE	(3.0)	(0.3)	(1.0)	(4.6)	(0.2)	(1.8)	(1.4)	(2.2)	(8.9)	(5.6)
Catastrophe Losses and LAE	(3.8)	(1.6)	(4.2)	(1.6)	(0.2)	(1.8)	(3.9)	(0.2)	(11.2)	(6.1)
Total Incurred Losses and LAE	$26.3	$54.5	$59.1	$48.6	$76.5	$54.5	$83.5	$55.9	$188.5	$270.4

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	38.0%	57.8%	52.5%	60.6%	52.9%	61.0%	63.9%	63.8%	52.2%	60.3%
Current Year Catastrophe Losses and LAE Ratio	2.7	10.7	25.8	7.5	41.5	10.9	49.0	11.9	11.7	28.4
Prior Years Non-catastrophe Losses and LAE Ratio	(3.7)	(0.4)	(1.2)	(5.7)	(0.2)	(2.2)	(1.8)	(2.9)	(2.7)	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(4.7)	(1.9)	(5.1)	(2.0)	(0.2)	(2.2)	(5.0)	(0.3)	(3.4)	(1.9)
Total Incurred Loss and LAE Ratio	32.3%	66.2%	72.0%	60.4%	94.0%	67.5%	106.1%	72.5%	57.8%	85.0%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.

Kemper Corporation Combined Property and Casualty Operations[1] Other Personal Lines Premiums and Incurred Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Results of Operations
Net Premiums Written	$12.2	$14.0	$14.5	$12.7	$13.4	$14.7	$14.6	$12.8	$53.4	$55.5

Earned Premiums	$13.5	$13.8	$14.1	$13.9	$14.1	$14.0	$13.7	$13.8	$55.3	$55.6

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$6.7	$5.3	$6.4	$6.0	$6.7	$7.3	$6.6	$8.0	$24.4	$28.6
Catastrophe Losses and LAE	(0.1)	0.7	0.4	0.2	1.9	0.1	2.5	0.4	1.2	4.9
Prior Years:
Non-catastrophe Losses and LAE	0.5	(1.0)	(2.0)	(1.2)	(0.1)	(0.3)	(0.7)	(1.3)	(3.7)	(2.4)
Catastrophe Losses and LAE	(0.4)	—	(0.7)	—	(0.1)	—	(0.2)	—	(1.1)	(0.3)
Total Incurred Losses and LAE	$6.7	$5.0	$4.1	$5.0	$8.4	$7.1	$8.2	$7.1	$20.8	$30.8

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	49.6%	38.3%	45.5%	43.2%	47.5%	52.1%	48.3%	57.9%	44.1%	51.4%
Current Year Catastrophe Losses and LAE Ratio	(0.7)	5.1	2.8	1.4	13.5	0.7	18.2	2.9	2.2	8.8
Prior Years Non-catastrophe Losses and LAE Ratio	3.7	(7.2)	(14.2)	(8.6)	(0.7)	(2.1)	(5.1)	(9.4)	(6.7)	(4.3)
Prior Years Catastrophe Losses and LAE Ratio	(3.0)	—	(5.0)	—	(0.7)	—	(1.5)	—	(2.0)	(0.5)
Total Incurred Loss and LAE Ratio	49.6%	36.2%	29.1%	36.0%	59.6%	50.7%	59.9%	51.4%	37.6%	55.4%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended								Year Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Net Investment Income
Interest and Dividends on Fixed Maturities	$58.3	$59.5	$58.6	$59.1	$60.4	$59.7	$63.8	$62.2	$235.5	$246.1
Dividends on Equity Securities	8.9	11.3	9.0	8.8	7.0	7.3	6.2	5.2	38.0	25.7
Equity Method Limited Liability Investments	6.5	7.7	3.6	8.6	2.1	(0.6)	1.1	6.7	26.4	9.3
Short-term Investments	0.1	—	—	—	—	0.1	0.1	—	0.1	0.2
Real Estate	3.1	3.7	6.6	7.4	7.4	7.0	6.6	6.4	20.8	27.4
Loans to Policyholders	5.1	5.0	4.8	4.9	4.9	4.7	4.6	4.7	19.8	18.9
Other	—	—	—	—	0.1	(0.1)	0.1	—	—	0.1
Total Investment Income	82.0	87.2	82.6	88.8	81.9	78.1	82.5	85.2	340.6	327.7
Investment Expenses:
Real Estate	3.0	3.0	6.0	6.3	7.3	6.4	6.1	6.3	18.3	26.1
Other Investment Expenses	2.1	1.8	2.0	1.7	1.7	1.3	1.2	1.5	7.6	5.7
Total Investment Expenses	5.1	4.8	8.0	8.0	9.0	7.7	7.3	7.8	25.9	31.8
Net Investment Income	$76.9	$82.4	$74.6	$80.8	$72.9	$70.4	$75.2	$77.4	$314.7	$295.9
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$1.3	$2.5	$1.4	$25.7	$1.7	$50.7	$4.1	$0.4	$30.9	$56.9
Losses on Sales	(0.4)	—	—	—	—	(0.1)	—	—	(0.4)	(0.1)
Equity Securities:
Gains on Sales	19.9	0.7	0.8	0.4	3.6	0.1	0.5	4.1	21.8	8.3
Losses on Sales	(0.2)	(0.2)	—	(0.1)	—	—	(0.2)	—	(0.5)	(0.2)
Equity Method Limited Liability Investments:
Gains on Sales	—	2.3	0.2	—	—	—	—	—	2.5	—
Real Estate:
Gains on Sales	—	43.6	—	0.6	0.2	—	—	—	44.2	0.2
Other Investments:
Gains on Sales	—	—	—	0.1	—	—	—	—	0.1	—
Losses on Sales	—	—	(0.1)	—	—	—	—	—	(0.1)	—
Trading Securities Net Gains (Losses)	0.2	0.2	—	0.2	—	0.2	(0.3)	0.4	0.6	0.3
Net Realized Gains on Sales of Investments	$20.8	$49.1	$2.3	$26.9	$5.5	$50.9	$4.1	$4.9	$99.1	$65.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(5.9)	$(2.2)	$(0.5)	$(1.7)	$(1.5)	$—	$(0.4)	$—	$(10.3)	$(1.9)
Equity Securities	(1.7)	(1.2)	(0.5)	(0.2)	(1.3)	(0.1)	—	(0.5)	(3.6)	(1.9)
Real Estate	—	—	—	—	—	(3.1)	—	—	—	(3.1)
Net Impairment Losses Recognized in Earnings	$(7.6)	$(3.4)	$(1.0)	$(1.9)	$(2.8)	$(3.2)	$(0.4)	$(0.5)	$(13.9)	$(6.9)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2013		Dec 31, 2012		Dec 31, 2011
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$362.2	5.9%	$428.9	6.6%	$491.7	7.9%
States and Political Subdivisions	1,361.0	22.1	1,401.4	21.7	1,852.6	29.8
Corporate Securities:
Bonds and Notes	2,793.7	45.4	2,993.4	46.3	2,342.3	37.6
Redeemable Preferred Stocks	7.4	0.1	32.6	0.5	81.7	1.3
Mortgage and Asset-backed	50.7	0.8	3.9	0.1	5.1	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,575.0	74.4	4,860.2	75.2	4,773.4	76.7
Equity Securities Reported at Fair Value:
Preferred Stocks	110.2	1.8	100.5	1.6	107.2	1.7
Common Stocks	189.5	3.1	154.2	2.4	130.4	2.1
Other Equity Interests:
Exchange Traded Funds	124.9	2.0	125.9	1.9	66.6	1.1
Limited Liability Companies and Limited Partnerships	173.9	2.8	141.3	2.2	93.1	1.5
Subtotal Equity Securities Reported at Fair Value	598.5	9.7	521.9	8.1	397.3	6.4
Equity Method Limited Liability Investments	245.1	4.0	253.0	3.9	306.3	4.9
Short-term Investments at Cost which Approximates Fair Value	284.7	4.6	327.5	5.1	247.4	4.0
Other Investments:
Loans to Policyholders at Unpaid Principal	275.4	4.5	266.3	4.1	253.9	4.1
Real Estate at Depreciated Cost	167.1	2.7	226.2	3.5	239.4	3.8
Trading Securities at Fair Value	5.0	0.1	4.5	0.1	4.4	0.1
Other	0.5	—	0.5	—	0.6	—
Subtotal Other Investments	448.0	7.3	497.5	7.7	498.3	8.0
Total Investments	$6,151.3	100.0%	$6,460.1	100.0%	$6,222.7	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,128.1	68.4%	$3,319.1	68.3%	$3,591.8	75.2%
BBB	1,119.9	24.5	1,199.0	24.7	839.4	17.6
BB, B	144.6	3.1	158.9	3.2	197.7	4.1
CCC or Lower	182.4	4.0	183.2	3.8	144.5	3.0
Total Investments in Fixed Maturities	$4,575.0	100.0%	$4,860.2	100.0%	$4,773.4	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.8		7.1		7.4

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2013		Dec 31, 2012		Dec 31, 2011
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,196.9	19.5%	$1,371.1	21.2%	$1,153.1	18.5%
Finance, Insurance and Real Estate	767.9	12.5	780.8	12.1	590.4	9.5
Transportation, Communication and Utilities	306.7	5.0	289.2	4.5	252.2	4.1
Services	277.5	4.5	298.6	4.6	233.8	3.8
Mining	143.1	2.3	143.4	2.2	89.6	1.4
Retail Trade	75.6	1.2	66.5	1.0	50.1	0.8
Wholesale Trade	60.7	1.0	57.8	0.9	41.5	0.7
Agriculture, Forestry and Fishing	18.8	0.3	19.2	0.3	17.8	0.3
Other	4.6	0.1	3.3	0.1	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$2,851.8	46.4%	$3,029.9	46.9%	$2,429.1	39.1%

	Dec 31, 2013
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$85.7	1.4%
Ohio	75.5	1.2
Georgia	64.7	1.0
Colorado	54.5	0.9
Wisconsin	54.2	0.9
Florida	53.1	0.9
Maryland	52.9	0.9
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	75.9	1.2
Vintage Fund IV, LP	54.0	0.9
Special Value Opportunities Fund, LLC	50.2	0.8
Total	$620.7	10.1%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at December 31, 2013.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Dec 31, 2013
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$41.1	$17.6	$27.0	$85.7	7.2%	1.4%
Ohio	39.0	4.3	32.2	75.5	6.3	1.2
Georgia	46.6	11.2	6.9	64.7	5.4	1.0
Colorado	—	14.8	39.7	54.5	4.5	0.9
Wisconsin	46.7	6.2	1.3	54.2	4.5	0.9
Florida	49.9	—	3.2	53.1	4.4	0.9
Maryland	32.3	17.4	3.2	52.9	4.4	0.9
Louisiana	32.1	1.4	16.3	49.8	4.2	0.8
Michigan	32.7	—	16.2	48.9	4.1	0.8
Washington	26.2	0.3	21.7	48.2	4.0	0.8
North Carolina	17.0	1.9	21.5	40.4	3.4	0.7
Utah	28.2	—	9.8	38.0	3.2	0.6
New York	5.7	—	29.3	35.0	2.9	0.6
Mississippi	23.7	—	4.2	27.9	2.3	0.5
Connecticut	22.3	—	5.3	27.6	2.3	0.4
Oregon	27.3	—	—	27.3	2.3	0.4
Indiana	—	—	25.7	25.7	2.1	0.4
Delaware	17.0	—	8.2	25.2	2.1	0.4
Virginia	—	17.8	6.5	24.3	2.0	0.4
Nevada	22.2	1.1	—	23.3	1.9	0.4
South Carolina	19.2	3.0	—	22.2	1.9	0.4
Arkansas	22.1	—	—	22.1	1.8	0.4
Massachusetts	—	—	20.7	20.7	1.7	0.3
Minnesota	14.6	4.4	1.7	20.7	1.7	0.3
Tennessee	4.4	6.6	9.0	20.0	1.7	0.3
New Jersey	—	5.2	12.9	18.1	1.5	0.3
Missouri	—	—	17.0	17.0	1.4	0.3
Iowa	—	—	16.4	16.4	1.4	0.3
Kentucky	—	1.0	13.7	14.7	1.2	0.2
Hawaii	14.0	—	—	14.0	1.2	0.2
Pennsylvania	11.4	2.2	0.3	13.9	1.2	0.2
Arizona	—	3.0	9.7	12.7	1.1	0.2
Nebraska	—	6.1	5.1	11.2	0.9	0.2
District of Columbia	—	—	10.8	10.8	0.9	0.2
Rhode Island	10.1	—	—	10.1	0.8	0.2
Oklahoma	—	—	9.9	9.9	0.8	0.2
West Virginia	9.4	—	—	9.4	0.8	0.2
California	0.9	—	8.4	9.3	0.8	0.2
New Mexico	—	—	8.9	8.9	0.7	0.1
All Other States	13.0	2.6	18.5	34.1	2.8	0.6
Total (1)	$629.1	$128.1	$441.2	$1,198.4	100.0%	19.5%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Dec 31, 2013	Dec 31, 2013	Dec 31, 2012	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$75.9	$69.9	10/10/16
Vintage Fund IV, LP	Secondary Transactions	17.4	54.0	58.9	12/31/16
Special Value Opportunities Fund, LLC	Distressed Debt	—	50.2	59.4	07/13/16
BNY Mezzanine - Alcentra Partners III, LP	Mezzanine Debt	15.5	19.0	18.9	2021-2022
BNY Mezzanine Partners, LP	Mezzanine Debt	0.2	9.5	9.2	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	—	7.8	8.9	01/31/16
Brightwood Capital Fund III, LP	Mezzanine Debt	—	7.5	—	09/30/18
Midwest Mezzanine Fund IV, LP	Mezzanine Debt	0.3	6.1	6.3	12/18/16
NYLIM Mezzanine Partners II, LP	Mezzanine Debt	3.8	5.5	10.3	07/31/16
Other Funds		13.2	9.6	11.2	Various
Total Equity Method Limited Liability Investments		50.4	245.1	253.0
Reported as Other Equity Interests at Fair Value:
Highbridge Principal Strategies Mezzanine Partners, LP	Mezzanine Debt	2.2	20.6	22.1	01/23/18
Vintage Fund V, LP	Secondary Transactions	5.6	12.4	13.7	12/31/18
Highbridge Principal Strategies Credit Opportunities Fund, LP	Hedge Fund	—	11.9	11.0	None
GS Mezzanine Partners V, LP	Mezzanine Debt	12.4	9.0	9.3	12/31/21
Other		100.9	120.0	85.2	Various
Total Reported as Other Equity Interests at Fair Value		121.1	173.9	141.3
Total		$171.5	$419.0	$394.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non-GAAP financial measure, which is comprised of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income (loss) from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Consolidated Net Operating Income (Loss)	$46.3	$38.9	$31.7	$42.3	$(3.4)	$24.6	$(0.8)	$33.4	$159.2	$53.8
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	13.5	31.9	1.5	17.5	3.6	33.0	2.7	3.2	64.4	42.5
Net Impairment Losses Recognized in Earnings	(5.0)	(2.2)	(0.7)	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)	(9.1)	(4.5)
Income (Loss) from Continuing Operations	$54.8	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$214.5	$91.8

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss)by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐Basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2013	Dec 31, 2012
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.83	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.56	$2.79	$0.91
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.24	0.56	0.02	0.30	0.06	0.56	0.05	0.05	1.12	0.72
Net Impairment Losses Recognized in Earnings	(0.09)	(0.04)	(0.01)	(0.02)	(0.03)	(0.03)	(0.01)	—	(0.16)	(0.08)
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.98	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$3.75	$1.55

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.